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                                                                    EXHIBIT 23.1









INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Metretek Technologies, Inc. of our report dated March 17, 2000, appearing in the Annual Report on Form 10-KSB of Metretek Technologies, Inc. for the year ended December 31, 1999.




/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP






Denver, Colorado
July 28, 2000